EXHIBIT 10.20C

Recorder’s Cover Sheet

Document: Second Modification of Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement

Preparer Information:  Ted Smith, Esq., Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, Suite 2400, Atlanta, Georgia 30308 (404) 815-2244

Taxpayer Information:
Diamond Jo Worth, LLC
600 Star Brewery Drive, Suite 110
Dubuque, IA  52001

Return Document To:
Ted Smith, Esq.
Paul, Hastings, Janofsky & Walker LLP
600 Peachtree Street, Suite 2400
Atlanta, Georgia 30308
(404) 815-2244

Grantor:
Diamond Jo Worth, LLC

Grantee:
Wells Fargo Capital Finance, Inc. (f/k/a Wells Fargo Foothill, Inc.), as Agent

Legal Description:  See attached Exhibit A

Document or instrument number of previously recorded documents: 2009-1756; 2009-2319

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SECOND MODIFICATION OF MORTGAGE, LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT

THIS SECOND MODIFICATION OF MORTGAGE, LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT (this “Modification”) is made and entered into as of this 2nd day of March, 2011, by DIAMOND JO WORTH, LLC, a Delaware limited liability company (“Mortgagor”), and WELLS FARGO CAPITAL FINANCE, INC. (f/k/a Wells Fargo Foothill, Inc.), a California corporation, as agent (“Agent”; Agent, together with its successors and assigns, is referred to herein as “Mortgagee”) for the Lenders (as defined in the hereinafter defined Loan Agreement).

W I T N E S S E T H:

A. Mortgagor, Peninsula Gaming, LLC, a Delaware limited liability company (“Parent”), Diamond Jo, LLC, a Delaware limited liability company (“DJL”), The Old Evangeline Downs, L.L.C., a Louisiana limited liability company (“OED”), Belle of Orleans, L.L.C., a Louisiana limited liability company (“Amelia Belle”), Kansas Star Casino, LLC, a Kansas limited liability company (together with Mortgagor, Parent, DJL, OED and Amelia Belle, jointly and severally, the “Borrowers”), the lenders party thereto, and Agent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of October 29, 2009, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of June 15, 2010, and as further amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of February 2, 2011 (collectively, as same may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which the Lender Group has agreed to make the Advances and other extensions of credit to Borrowers from time to time pursuant to the terms and conditions thereof and the other Loan Documents.

B. The obligations and indebtedness of the Borrowers under the Loan Agreement are secured by, inter alia, that certain Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of August 6, 2009, and recorded August 10, 2009, as Document No.  2009-1756 of the Official Records of Worth County, Iowa, as modified by that certain Modification of Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of October 29, 2009, and recorded November 2, 2009, as Document No.  2009-2319, aforesaid records (collectively, the “Mortgage”), encumbering Mortgagor’s fee simple interest in and to the real property located in Worth County, Iowa and more particularly described on Exhibit A attached hereto and incorporated herein, Mortgagor’s leasehold interest created under that certain Real Estate Ground Lease as described on Exhibit B attached hereto and incorporated herein with respect to certain premises located in Worth County, Iowa, as also more particularly described on Exhibit B attached hereto and incorporated herein, and the personal property and improvements located thereon and as further described in the Mortgage.

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C. Mortgagor and Mortgagee wish to modify certain terms of the Mortgage, as more fully set forth herein.

NOW, THEREFORE, in consideration of mutual covenants contained herein, the indebtedness secured by the Mortgage, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Definitions.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

2. Modification of Granting Clause.  The Mortgage is hereby modified by deleting the text of subsection (i) of the Granting Clauses therein and  inserting the following text in lieu thereof:

“the payment when due of indebtedness evidenced by the Loan Agreement in the maximum principal sum of $50,000,000.00, bearing interest as set forth in the Loan Agreement and maturing on January 15, 2015, such date being the “Maturity Date,” including, without limitation, all accrued and unpaid interest thereon, and premiums and penalties, if any, thereon, including late payment charges and Additional Interest (as defined in Section 5.2 hereof),”

3. Modification of Secured Indebtedness.  Any references in the Mortgage to the amount of $58,500,000.00 are hereby deleted and replaced with the amount of $50,000,000.00.

4. Modification of Maturity Date.  Any references in the Mortgage to the term “Maturity Date” are hereby modified and shall hereafter refer to the date of January 15, 2015, subject to the provisions of the Loan Agreement.

5. Modification of Loan Agreement.  Any references in the Mortgage to the term “Loan Agreement” are hereby modified and shall hereafter refer to the Loan Agreement as defined herein, as the same may be modified, supplemented, amended and restated from time to time.

6. Modification of Borrowers. Any references in the Mortgage to the term “Borrowers” are hereby modified and shall hereafter refer to the Borrowers as defined herein.

7. No Novation.  This Modification shall not constitute a novation of the Mortgage or be construed to satisfy or cancel in any manner the outstanding indebtedness evidenced and secured thereby.

8. No Other Amendments or Waivers.  Except as expressly set forth above, the execution, delivery and effectiveness of this Modification shall not operate as an amendment of any right, power or remedy of Mortgagee or the Lenders under the Mortgage or any of the other Loan Documents, nor constitute a waiver of any provision of the Mortgage or any of the other Loan Documents.  Except as expressly set forth above, the text of the Mortgage and all other Loan Documents shall remain unchanged and in full force and effect and Mortgagor hereby ratifies and confirms its obligations thereunder.  This Modification shall not constitute a modification of the Mortgage or any of the other Loan Documents or a course of dealing with Mortgagee or the Lenders at variance with the Mortgage or the other Loan Documents such as to require further notice by

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9. Mortgagee or the Lenders to require strict compliance with the terms of the Mortgage and the other Loan Documents in the future, except as expressly set forth herein.  Mortgagor acknowledges and expressly agrees that Mortgagee and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Mortgage and the other Loan Documents, as amended herein.  Mortgagor has no knowledge of any challenge to Mortgagee’s or any Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

10. Representations and Warranties of Mortgagor.  In consideration of the execution and delivery of this Modification by Mortgagee, Mortgagor hereby represents and warrants in favor of Mortgagee and the Lenders as follows:

a.	the execution, delivery, and performance by Mortgagor of this Modification have been duly authorized by all necessary action on the part of Mortgagor;

b.
the execution, delivery, and performance by Mortgagor of this Modification do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Mortgagor, the Governing Documents of Mortgagor, or any order, judgment, or decree of any court or other Governmental Authority binding on Mortgagor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Mortgagor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Mortgagor, other than Permitted Liens, or (iv) require any approval of Mortgagor’s members or shareholders or any approval or consent of any person or entity under any material contractual obligation of Mortgagor;

c.
the execution, delivery, and performance by Mortgagor of this Modification do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other person or entity, other than any consent or approval that has been obtained and remains in full force and effect;

d.
this Modification, when executed and delivered by Mortgagor, will be the legally valid and binding obligation of Mortgagor, enforceable against Mortgagor in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;

e.	No Default or Event of Default exists under the Mortgage or the other Loan Documents; and

f.
As of the date hereof, all representations and warranties of Mortgagor set forth in the Mortgage and the other Loan Documents are true, correct and complete in all material respects, except to the extent such representation or warranty expressly

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g.	relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

11. Counterparts.  This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  In proving this Modification in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

12. Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Modification, on and after the date hereof, each reference in the Mortgage to “this Mortgage”, “hereunder”, “hereof” or words of like import referring to the Mortgage, and each reference in the other Loan Documents to “the Mortgage”, “thereunder”, “thereof” or words of like import referring to the Mortgage, shall mean and be a reference to the Mortgage as amended hereby.

13. Costs, Expenses and Taxes.  Mortgagor agrees to pay on demand all costs and expenses in connection with the preparation, execution, and delivery of this Modification and the other instruments and documents to be delivered hereunder, excluding fees and out-of-pocket expenses of counsel for Mortgagee incurred exclusively with respect thereto and with respect to advising Mortgagee as to its rights and responsibilities hereunder and thereunder, up to the amount of $300,000.00, it being understood and agreed that Mortgagor shall pay to Mortgagee on demand any such fees and out-of-expenses of counsel for Mortgagee in excess of $300,000.00, and such exclusion shall not apply to any similar fees or expenses incurred in connection with any other Loan Document.  In addition, Mortgagor agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Modification and the other instruments and documents to be delivered hereunder, and agree to save Mortgagee and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.  Mortgagor hereby acknowledges and agrees that Mortgagee may, without prior notice to Borrowers, charge such costs and fees to Borrowers’ Loan Account pursuant to Section 2.6(d) of the Loan Agreement.

14. Section Titles.  The section titles contained in this Modification are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

15. Entire Agreement.  This Modification and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

16. GOVERNING LAW.  MORTGAGOR AND MORTGAGEE AGREE THAT THE RIGHTS AND OBLIGATIONS UNDER THIS MODIFICATION REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS HEREIN GRANTED SHALL BE GOVERNED AND CONSTRUED AND INTERPRETED IN

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17. ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF IOWA.  ALL OTHER PROVISIONS OF THIS MODIFICATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

18. Loan Document.  This Modification shall be deemed to be a Loan Document for all purposes.

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IN WITNESS WHEREOF, the undersigned have executed this Modification, under seal, as of the day and year first above written.

MORTGAGOR: DIAMOND JO WORTH, LLC, a Delaware limited liability company

By:	/s/ Natalie Schramm
Name: Natalie Schramm
Title: Chief Financial Officer

STATE OF IOWA                     )
              ) SS.
COUNTY OF DUBUQUE                 )

I, Karen M. Beetem, a Notary Public for said County and State aforesaid, do hereby certify that DIAMOND JO WORTH, LLC, a Delaware limited liability company, by Natalie Schramm, its Chief Financial Officer, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument on behalf of such entities, appeared before me this day in person and acknowledged that she signed said instrument as her own free and voluntary act and as the free and voluntary act of said entities, for the uses and purposes set forth.

Witness my hand and official seal, this the 1st day of March, 2011.

/s/ Karen M. Beetem
Notary Public

[signatures continued on following page]

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MORTGAGEE: WELLS FARGO CAPITAL FINANCE, INC. (formerly known as Wells Fargo Foothill, Inc.), a California corporation, as Agent

By:	/s/ Patrick McCormack
Name: Patrick McCormack
Title: V.P.

State of CALIFORNIA

County of Los Angeles

On March 3, 2011, before me, Christy S. Walsh, Notary Public, personally appeared Patrick McCormack, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:	/s/Christy Sayeg Walsh	(Seal)

Exhibit A

Legal Description

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF WORTH, STATE OF IOWA AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

Lots 1, 2, 3, 4, 5 and 6 in Block 1 and Lot 5 in Block 2, Top of Iowa Addition, Worth County, Iowa, according to the recorded Plat thereof,  and vacated 472nd Street and that  portion of vacated Heather Lane lying North of 471st Street in Section  29, Township 100N, Range 21W,

EXCEPT that part of said Lots 4, 5 and 6 in Block 1, deeded to Worth County, Iowa by that certain Warranty Deed dated August 21, 2006, recorded August 25, 2006 as Document No. 20061974, and described as follows:

Commencing at the intersection of the Easterly extension of the South line of 471st Street and the Easterly line of Heather Lane as platted in said Top of Iowa Plat; thence North 30 degrees 00 minutes 00 seconds East (assumed bearing) along the Easterly line of Heather Lane 9.40 feet to the Point of Beginning; thence continuing North 30 degrees 00 minutes 00 seconds East along said Easterly line 40.41 feet; thence East 88.52 feet; thence South 00 degrees 09 minutes 47 seconds West 61.03 feet; thence South 89 degrees 50 minutes 13 seconds East 42.50 feet; thence South 27 degrees 52 minutes 38 seconds West 307.76 feet; thence North 62 degrees 07 minutes 22 seconds West 125.00 feet; thence North 27 degrees 52 minutes 38 seconds East 276.93 feet; thence North 00 degrees 09 minutes 47 seconds East 70.59 feet; thence South 89 degrees 50 minutes 13 seconds East 57.50 feet; thence North 00 degrees 09 minutes 47 seconds East  64.96 feet; thence West 83.63 feet to the Point of Beginning.

PARCEL 2:

All that part of the East Half of the Northwest Quarter of Section 32, Township 100 North, Range 21, West of the 5th P.M., Worth County, Iowa, described as follows:

Commencing at the Northwest corner of the Northeast Quarter of the Northwest Quarter of said Section 32; thence South 89 degrees 41 minutes 18 seconds East, a distance of 196.25 feet, on an assumed bearing on the North line of said Northwest Quarter; thence South 00 degrees 18 minutes 42 seconds West, a distance of 50.82 feet, to the South right-of-way line of County Road No. 105, which is the Point of Beginning; thence South 42 degrees 23 minutes 30 seconds West, a distance of 200.92 feet on the Easterly right-of-way line of County Road S-28; thence South 00 degrees 00 minutes 01 West, a distance of 86.40 feet, on the Easterly right-of-way line of said County Road S-28; thence Southeasterly a distance of 618.46 feet, on the Easterly right-of-way line of said County Road S-28, on a tangential curve concave to the Northeast, with a radius of 758.47 feet and a central angle of 46 degrees 43 minutes 10 seconds; thence South 46 degrees 43 minutes 09 seconds East, a distance of 427.40 feet, on the Easterly right-of-way line of County Road S-28, on a tangential line; thence North 43 degrees 16 minutes 51 seconds East, a distance of 648.76 feet, to a point on the Westerly right-of-way line of Interstate Highway No. 35 Ramp C; thence North 28 degrees 40 minutes 15 seconds West, a distance of 510.73 feet, on the Westerly right-of-way line of said Ramp C; thence North 57 degrees 06 minutes 01 seconds West, a distance of 290.59 feet, on the Westerly right-of-way line of said Ramp C, to a point on the South right-of-way line of said County Road No. 105; thence North 89 degrees 43 minutes 59 seconds West, a distance of 369.92 feet, on the South right-of-way line of said County Road No. 105, to the Point of Beginning, EXCEPT that part of said property deeded to Xenia Rural Water District, by that certain Warranty Deed dated October 1, 2008, recorded October 21, 2008 as Document No. 20082263.

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PARCEL 3:

Lots 1 through 4, Block 2, Top of Iowa Addition, Worth County, Iowa, according to the recorded Plat thereof, EXCEPT that part of said lots being deeded to Worth County, Iowa, by that certain Warranty Deed dated August, 4, 2005, recorded September 8, 2005 as Document No. 20052136, and described as follows:

Part of Lots 2 and 3 and all of Lot 4, Block 2 in the Top of Iowa Plat, Worth County, Iowa described as follows:

Beginning at the Northeast corner of said Lot 4; thence South (assumed bearing) along the East line of said Lot 4, a distance of 272.24 feet to the South line of said Lot 4; thence West along said South line 150.00 feet to the West line of said Lot 4; thence North along said West line, 167.29 feet; thence North 59 degrees 49 minutes 52 seconds West, 208.84 feet to the North line of said Lot 2; thence East along said North line and the North line of Lots 3 and 4, a distance of 330.55 feet to the point of beginning.

PARCEL 4:

Part of Lots 2 and 3 and all of Lot 4, Block 2 in the Top of Iowa Plat, Worth County, Iowa, according to the recorded Plat thereof, described as follows:

Beginning at the Northeast corner of said Lot 4; thence South (assumed bearing) along the East line of said Lot 4, a distance of 272.24 feet to the South line of said Lot 4; thence West along said South line 150.00 feet to the West line of said Lot 4; thence North along said West line, 167.29 feet; thence North 59 degrees 49 minutes 52 seconds West, 208.84 feet to the North line of said Lot 2; thence East along said North line and the North line of Lots 3 and 4, a distance of 330.55 feet to the point of beginning.

PARCEL 5:

That part of said Lots 4, 5 and 6 in Block 1, Top of Iowa Addition, Worth County, Iowa, according to the recorded Plat thereof, described as follows:

Commencing at the intersection of the Easterly extension of the South line of 471st Street and the Easterly line of Heather Lane as platted in said Top of Iowa Plat; thence North 30 degrees 00 minutes 00 seconds East (assumed bearing) along the Easterly line of Heather Lane 9.40 feet to the Point of Beginning; thence continuing North 30 degrees 00 minutes 00 seconds East along said Easterly line 40.41 feet; thence East 88.52 feet; thence South 00 degrees 09 minutes 47 seconds West 61.03 feet; thence South 89 degrees 50 minutes 13 seconds East 42.50 feet; thence South 27 degrees 52 minutes 38 seconds West 307.76 feet; thence North 62 degrees 07 minutes 22 seconds West 125.00 feet; thence North 27 degrees 52 minutes 38 seconds East 276.93 feet; thence North 00 degrees 09 minutes 47 seconds East 70.59 feet; thence South 89 degrees 50 minutes 13 seconds East 57.50 feet; thence North 00 degrees 09 minutes 47 seconds East  64.96 feet; thence West 83.63 feet to the Point of Beginning.

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EXHIBIT B

The Lease

Real Estate Ground Lease dated as of June 13, 2006 by and between Diamond Jo Worth, LLC, an Iowa limited liability company, and Julseth Farm, LLC, an Iowa limited liability company, as successor in interest to Truman and Lorraine Julseth, as evidenced by that certain Memorandum of Lease and Purchase Option dated as of June 13, 2006, and recorded as Document No. 20091550, Official Records of Worth County, Iowa.

Real Property subject to the Lease

Parcel A:  That part of the East Half of Southwest Quarter of Section 29, Township 100 North, Range 21, West of the 5th P.M., Worth County, Iowa, described as follows:

Commencing at the northwest corner of the East Half of the Southwest Quarter of said Section 29; Thence South  (assumed bearing) along the West line of the East Half of the Southwest Quarter of said Section 29 a distance of 971.55 feet to the point of beginning; Thence North 89 degrees 35 minutes  18 seconds East  1,278.64 feet to the West line of Interstate Highway 35; Thence South 01 degrees 24 minutes 06 seconds East along said West line 331.69 feet; Thence Southerly 7.95 feet along said West line along a nontangential curve concave to the West, having a central angle of 00 degrees  17 minutes 37 seconds, a radius of 1,552.10 feet, and a chord bearing of South 03 degrees 44 minutes 08 seconds West to the North line of the Top of Iowa  Plat to Worth County, Iowa; Thence South 89 degrees 35 minutes 18 seconds West along said North line 1,286.24 feet to the West line of the East Half of said Southwest Quarter; Thence North along said West line 339.58 feet to the point of beginning.

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